UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
Washington, D.C. 20549	Expires: March 31, 2006
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		October 26, 2004

Career Education Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-23245	36-3932190
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL		60195
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2004, Career Education Corporation (the “Registrant”) issued a press release setting forth the Registrant’s financial results for the third-quarter and conducted a conference call to discuss those results.  A copy of the Registrant’s press release and the transcript of the Registrant's conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and the information contained therein is incorporated herein by reference.  The information contained in this Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

Additionally, on October 26, 2004, the Registrant issued a press release announcing its plans to launch a new online initiative. A copy of the Registrant's press release is attached hereto as Exhibit 99.3, and the information contained therein is incorporated herein by reference. The information contained in this Form 8-K, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) None.

(b) None.

(c) Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release of Registrant dated October 26, 2004 reporting the Registrant's financial results for the third quarter.
99.2	Transcript of Conference Call of Registrant on October 26, 2004.
99.3	Press Release of Registrant dated October 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

	By:	/s/ Patrick K. Pesch
Patrick K. Pesch
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: October 27, 2004

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press Release of Registrant dated October 26, 2004 reporting the Registrant's financial results for the third quarter.
99.2	Transcript of Conference Call of Registrant on October 26, 2004.
99.3	Press Release of Registrant dated October 26, 2004.